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                                                                  EXHIBIT 10.10

                                AMENDMENT NO. 1
                                     TO THE
                  DEFINED CONTRIBUTION MASTER TRUST AGREEMENT


         THIS AMENDMENT NO. 1 to the amended and restated Master Trust Agreement dated June 14, 1999 (the "Master Trust Agreement") between Wachovia Bank, N.A. and R. J. Reynolds Tobacco Company ("RJRT") made and entered into this 29th day of September, 1999, by RJRT and with the consent of Wachovia Bank, N.A., as trustee (the "Trustee");


                              W I T N E S S E T H:


         WHEREAS, as of October 1, 1979, a master trust agreement was entered into among Wachovia Bank and Trust Company, N.A., RJRT, a predecessor to RJR Nabisco, Inc., and various other employers to provide for a trust for certain defined contribution pension plans; and


         WHEREAS, the Master Trust Agreement has been amended from time to time, most recently as of June 14, 1999 to reflect the spin-off by RJR Nabisco Holdings Corp. of RJR Nabisco, Inc. (now renamed R.J. Reynolds Tobacco Holdings, Inc.); and


         WHEREAS, RJRT and its parent company, R.J. Reynolds Tobacco Holdings, Inc. (the "Company"), desire to reflect the change in plan sponsorship and in the designated party to the Master Trust Agreement from RJRT to the Company; and


         WHEREAS, pursuant to Section 19 of the Master Trust Agreement, the Chief Financial Officer of RJRT, as agent for RJRT, may amend the Master Trust Agreement;


         NOW, THEREFORE, the Master Trust Agreement is hereby amended as follows effective as of June 14, 1999:

                                       1.

         R.J. Reynolds Tobacco Holdings, Inc. is substituted in the place of RJRT as a party to the Master Trust Agreement and in each provision thereof referring to RJRT or the "Company," including, without limitation, in Section 3.


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                                       2.

         R. J. Reynolds Tobacco Company remains subject to the Master Trust Agreement as an affiliated company of R.J. Reynolds Tobacco Holdings, Inc. and, as appropriate, a plan sponsor of one or more plans subject to the Master Trust Agreement.


                                       3.

         The Master Trust Agreement shall be named the "R. J. Reynolds Defined Contribution Master Trust Agreement".


                                       4.

         Except as provided herein, the provisions of the Master Trust Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be executed by their duly authorized corporate officers as of the day and year first written above.




                                             R. J. REYNOLDS TOBACCO COMPANY


                                             By:  /s/  Kenneth J. Lapiejko
                                                 -----------------------------

                                             Title:  Chief Financial Officer
                                                   ---------------------------



ACCEPTED:                                    ACCEPTED:
                                             TRUSTEE:
R. J. REYNOLDS TOBACCO
HOLDINGS, INC.                               WACHOVIA BANK. N.A.


By:  /s/  Kenneth J. Lapiejko                By:   /s/   Jane B. Fisher
   ----------------------------                 ------------------------------

Title: Chief Financial Officer               Title:  Senior Vice President\
       ------------------------                      Group Executive
                                                   ---------------------------


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